UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 30, 2004

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-1649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2004, Newport Corporation (the “Registrant”) entered into an amendment to the Business Loan Agreement, Promissory Note and certain related documents by and between the Registrant and Bank of America, N.A., dated September 25, 2002, as previously amended on August 21, 2003 and October 27, 2003 (the “Amendment No. 3 to Loan Documents”). The Amendment No. 3 to Loan Documents extends the expiration date of the Registrant’s $5,000,000 revolving line of credit to December 1, 2005.

The Amendment No. 3 to Loan Documents is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Amendment No. 3 to Loan Documents by and between the Registrant and Bank of America, N.A. dated November 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2004	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 3 to Loan Documents by and between the Registrant and Bank of America, N.A. dated November 30, 2004.